Exhibit 99.1

Definitive Healthcare Reports Preliminary Financial Results for Second Quarter Fiscal

Year 2023, Reaffirms Full Year Guidance for Revenue and Adjusted EBITDA, and Announces

Restatement of Previously Issued Financials

Q2 2023 Earnings Call Moved to August 14, 2023

Framingham, MA (August 1, 2023) – Definitive Healthcare Corp. (“Definitive Healthcare” or the “Company”) (Nasdaq: DH), an industry leader in healthcare commercial intelligence, today announced selected preliminary financial results for the quarter ended June 30, 2023.

Second Quarter 2023 Financial Highlights:

•
Revenue is expected to be $61.0 million
•
Net loss is expected to be in the range of $11.4 million to $11.8 million or $(0.08) per share
•
Adjusted Net Income is expected to be in the range of $12.3 million to $12.4 million or $0.08 per diluted share
•
Adjusted EBITDA is expected to be $17.2 million

These preliminary financial results are unaudited, based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of June 30, 2023 or its results of operations for the quarter ended June 30, 2023.

Business Outlook

Based on information as of the date hereof, the Company is reaffirming its full year 2023 revenue and Adjusted EBITDA guidance:

•
Revenue is expected to be in the range of $249.0 – $255.0 million, up 12% – 15% from the prior year.
•
Adjusted EBITDA is expected to be in the range of $67.0 - $71.0 million.

Restatement of Historical Financial Results

On July 31, 2023, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, concluded that the Company’s previously issued audited consolidated financial statements as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), and the Company’s unaudited condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods within those years (the “Historical Quarterly Reports”), as well as the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Q1 2023 Quarterly Report” and, together with the 2022 Annual Report and the Historical Quarterly Reports, the “Reports” and all financial statements included in the Reports, collectively the “Affected Financials”), should no longer be relied upon. Similarly, related press releases, shareholder communications, investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.

In the first quarter of 2023, the Company began a review of its sales tax positions, and related accounting matters, with the assistance of outside consultants. As a result of the review, the Company determined during the second quarter of 2023 that sales in certain states were subject to sales tax and that the Company had not assessed such sales tax on sales of its services to customers. While the Company is still in the process of assessing the taxability of certain customers, the Company determined that it did not accrue sales taxes and will record sales tax accruals through general and administrative expense as of the end of the periods presented in the Reports. These accrual amounts assume that (i) customers who have not yet provided certificates or other documentation of exemption from sales tax are taxable, (ii) maximum interest and penalty assessments may be imposed, and (iii) the Company will not receive waivers of interest and penalties or other benefits under agreements it may obtain with jurisdictions from its outreach with voluntarily disclosures. The Company expects to make adjustments to the sales tax liability in future periods as and if it obtains any waivers of interest and penalties or other benefits from its voluntary disclosures and as and if it obtains additional documentation from customers supporting exemption from sales tax. The Company also expects to adjust tax receivable agreement (“TRA”) remeasurement gains and losses and amounts attributable to noncontrolling interests for an allocable share of the sales tax adjustment amounts.

The Company expects to record an aggregate increase to previously reported general and administrative expense of between $6.8 million to $10.2 million over the periods impacted, with an offset to accrued expenses. In addition, TRA remeasurement gains recorded in other income (expense), net are expected to increase previously reported gains between $0.5 million to $0.7 million over the periods impacted, with offsets to the TRA liability, net of current portion and additional paid-in-capital. Lastly, the amounts attributable to noncontrolling interest for its allocable share of the sales tax adjustment amounts will increase previously reported loss allocable to noncontrolling interests between $1.1 million to $1.7 million over the periods impacted, with offsets to noncontrolling interests and additional paid-in-capital within stockholders’ equity.

Next Steps

As a result of the restatement, the Company will experience a delay in the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Q2 2023 10-Q”) and expects to file a notification of late filing on Form 12b-25 with the SEC. The Company expects to file the Q2 2023 10-Q within the extension period of 5 calendar days as provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

Conference Call Information

Definitive Healthcare will host a conference call, previously scheduled for August 3, 2023, on August 14, 2023, at 5:00 p.m. (Eastern Time) to discuss the Company's full financial results and current business outlook. Participants may access the call at 1-877-358-7298 or 1-848-488-9244. Shortly after the conclusion of the call, a replay of this conference call will be available through September 13, 2023 at 1-800-645-7964 or 1-757-849-6722. The replay passcode is 1765#. A live audio webcast of the event will be available on the Definitive Healthcare’s Investor Relations website at https://ir.definitivehc.com/.

About Definitive Healthcare

At Definitive Healthcare, our passion is to transform data, analytics and expertise into healthcare commercial intelligence. We help clients uncover the right markets, opportunities and people, so they can shape tomorrow’s healthcare industry. Our SaaS platform creates new paths to commercial success in the healthcare market, so companies can identify where to go next. Learn more at definitivehc.com.

Forward-Looking Statements

This press release includes forward-looking statements that reflect our current views with respect to future events and financial performance. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by words or phrases written in the future tense and/or preceded by words such as “likely,” “should,” “may,” “will,” “contemplates,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or similar words or variations thereof, or the negative thereof, references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected financial results for the second quarter of 2023, our financial guidance, as well as statements regarding the expected quantitative effects of the restatement described above, our expectation that we will make adjustments to the sales tax liability in future periods as and if we obtain additional sales tax exemption certificates from customers and any benefits from our voluntary disclosures, and the Company's expected timing for filing the Q2 2023 10-Q.

Forward-looking statements in this press release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: the discovery of additional information relevant to the Affected Financials; changes in the effects of the restatement on the Company’s financial statements or financial results; our ability to obtain additional sales tax exemption certificates from customers; our ability to obtain any waivers of interest and penalties or other benefits from our voluntary disclosures; the risk that the completion and filing of the Q2 2023 10-Q will take longer than expected and will not be completed by the extension period provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended; the war between Russia and Ukraine, global geopolitical tension and worsening macroeconomic conditions; actual or potential changes in international, national, regional and local economic, business and financial conditions, including recessions, inflation, rising interest rates, volatility in the capital markets and related market uncertainty; the impact of worsening macroeconomic conditions on our new and existing customers; our inability to acquire new customers and generate additional revenue from existing customers; our inability to generate sales of subscriptions to our platform or any decline in demand for our platform and the data we offer; the competitiveness of the market in which we operate and our ability to compete effectively; the failure to maintain and improve our platform, or develop new modules or insights for healthcare commercial intelligence; the inability to obtain and maintain accurate, comprehensive or reliable data, which could result in reduced demand for our platform; the risk that our recent growth rates may not be indicative of our future growth; the inability to achieve or sustain profitability in the future compared to historical levels as we increase investments in our business; the loss of our access to our data providers; the failure to respond to advances in healthcare commercial intelligence; an inability to attract new customers and expand subscriptions of current customers; the risk of cyber-attacks and security vulnerabilities; litigation, investigations or other legal, governmental or regulatory actions; and the possibility that our security measures are breached or unauthorized access to data is otherwise obtained.

Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

For additional discussion of factors that could impact our operational and financial results, refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other subsequent SEC filings, which are or will be available on the Investor Relations page of our website at ir.definitivehc.com and on the SEC website at www.sec.gov.

All information in this press release speaks only as of the date on which it is made. We undertake no obligation to publicly update this information, whether as a result of new information, future developments or otherwise, except as may be required by law.

Website

Definitive Healthcare intends to use its website as a distribution channel of material company information. Financial and other important information regarding the Company is routinely posted on and accessible through the Company’s website at https://www.definitivehc.com/. Accordingly, you should monitor the investor relations portion of our website at https://ir.definitivehc.com/ in addition to following our press releases, SEC filings, and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting the “Email Alerts” section of our investor relations page at https://ir.definitivehc.com/.

Non-GAAP Financial Measures

We have presented supplemental non-GAAP financial measures as part of this press release. We believe that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the Company with a focus on the performance of its core operations, including providing meaningful comparisons of financial results to historical periods and to the financial results of peer and competitor companies. A reconciliation of GAAP to Non-GAAP results has been provided in the financial statement tables included at the end of this press release.

We refer to Adjusted EBITDA, Adjusted Operating Income, Adjusted Net Income, and Adjusted Net Income as non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles in the U.S., (“GAAP”). These are supplemental financial measures of our performance and should not be considered substitutes for net loss or any other measure derived in accordance with GAAP.

We define EBITDA as earnings before debt-related costs, including interest expense, net and loss on extinguishment of debt, income taxes and depreciation and amortization. Adjusted EBITDA is defined as EBITDA adjusted to exclude certain items of a significant or unusual nature, including other income and expense, equity-based compensation, transaction, integration, and restructuring expenses and other non-recurring expenses. Adjusted EBITDA is a key metric used by management and our board of directors to assess the profitability of our operations. We believe that Adjusted EBITDA provides useful information to help investors to assess our operating performance because these metrics eliminate non-recurring and unusual items and non-cash expenses, which we do not consider indicative of ongoing operational performance. We believe that these metrics are helpful to investors in measuring the profitability of our operations on a consolidated level.

We define Adjusted Operating Income as loss from operations plus acquisition related amortization, equity-based compensation, transaction, integration, and restructuring expenses and other non-recurring expenses.

We define Adjusted Net Income as Adjusted Operating Income less interest expense, net, other expense, net, excluding TRA liability remeasurement expense and recurring income tax expense including the incremental tax effects of adjustments to arrive at Adjusted Operating Income. We define Adjusted Net Income Per Diluted Share as Adjusted Net Income divided by diluted outstanding shares.

Our use of these non-GAAP terms may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies and are not measures of performance calculated in accordance with GAAP. Our presentation of these non-GAAP financial measures are intended as supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures should not be considered as alternatives to loss from operations, net loss, earnings per share or any other performance measures derived in accordance with GAAP, or as measures of operating cash flows or liquidity.

We do not provide a quantitative reconciliation of the forward-looking non-GAAP financial measures included in this press release to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of equity-based compensation expense, taxes and amounts under the tax receivable agreement, deferred tax assets and deferred tax liabilities, and transaction, integration, and restructuring expenses. We expect the variability of these excluded items may have a significant, and potentially unpredictable, impact on our future GAAP financial results.

In evaluating our non-GAAP financial measures, you should be aware that in the future we may incur expenses similar to those eliminated in these presentations.

Investor Contact:

Brian Denyeau

ICR for Definitive Healthcare

brian.denyeau@icrinc.com

646-277-1251

Media Contact:

Danielle Johns
djohns@definitivehc.com

Definitive Healthcare Corp.

Reconciliations of Non-GAAP Financial Measures to Closest GAAP Equivalent

Reconciliation of Estimated GAAP Net Loss to Estimated Adjusted Net Income and
GAAP Operating Loss to Adjusted Operating Income
(in thousands, except per share amounts; unaudited)

Three Months Ended June 30, 2023
Net loss	$(11,405) - $(11,805)
Add: Income tax benefit	(1,484)
Add: Interest expense, net	221
Add: Other expense, net	797
Loss from operations	(11,871) - (12,271)
Add: Amortization of intangible assets acquired through business combinations	11,556
Add: Equity-based compensation	12,363
Add: Transaction, integration, and restructuring expenses	3,571
Add: Other non-recurring items	400 - 800
Adjusted Operating Income	16,019
Less: Interest expense, net	(221)
Less: Recurring income tax benefit	1,484
Less: Foreign currency gain	349
Less: Tax impacts of adjustments to net loss	(5,207) - (5,327)
Adjusted Net Income	$12,304 - $12,424
Basic and Diluted Weighted Average Class A Common Stock Outstanding	111,768,782
Shares for Adjusted Net Income Per Diluted Share (a)	155,599,967
Net Loss Per Share Attributable to Definitive Healthcare Corp.	$(0.08)
Adjusted Net Income Per Diluted Share	$0.08

(a) Diluted Adjusted Net Income Per Share is computed by giving effect to all potential weighted average Class A common stock and any securities that are convertible into Class A common stock, including Definitive OpCo units and restricted stock units. The dilutive effect of outstanding awards and convertible securities is reflected in diluted earnings per share by application of the treasury stock method assuming proceeds from unrecognized compensation as required by GAAP. Fully diluted shares are 161,996,676 as of June 30, 2023.

Reconciliation of Estimated GAAP Net Loss to Estimated Adjusted EBITDA
(in thousands; unaudited)

Three Months Ended June 30, 2023
Net loss	$(11,405) - $(11,805)
Interest expense, net	221
Income tax benefit	(1,484)
Depreciation & amortization	12,778
EBITDA	(290) - 110
Other expense, net (a)	797
Equity-based compensation (b)	12,363
Transaction, integration, and restructuring expenses (c)	3,571
Other non-recurring items (d)	400 - 800
Adjusted EBITDA	$17,241

(a) Primarily represents foreign exchange and Tax Receivable Agreement liability remeasurement gains and losses.
(b) Equity-based compensation represents non-cash compensation expense recognized in association with equity awards made to employees and directors.
(c) Transaction and integration expenses primarily represent legal, accounting, and consulting expenses. Restructuring expenses relate to our restructuring plan announced in the first quarter of 2023 and impairment and restructuring charges related to office relocations.
(d) Non-recurring items represent expenses that are driven by events that are typically by nature one-time, non-operational, and unrelated to our core operations. These expenses are comprised primarily of professional fees related to financing, capital structure changes, and other non-recurring set-up costs related to public company operations. In addition, these expenses include a sales tax accrual charge recorded during the three months ended June 30, 2023 after we became aware of a state sales tax liability for sales taxes that should have been collected from customers in 2023 and in certain previous years, which amount includes assumed maximum penalties and interest.